UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2018

Sirius Acquisitions Holding Company III

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Broadway, 32nd Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(441) 278-3140

(Registrant’s telephone number, including area code)

Easterly Acquisition Corp.

205 Hudson Street, 7th Floor

New York, New York 10013

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 5, 2018, the business combination of Sirius Acquisitions Holding Company III, formerly known as Easterly Acquisition Corp. (the “Company”), and Sirius International Insurance Group, Ltd. (“Sirius Group”) was completed pursuant to the terms of the Agreement and Plan of Merger, dated as of June 23, 2018 (as amended by the First Amendment to Agreement and Plan of Merger and Sponsor Letter (the “Amendment”) dated as of August 29, 2018, the “Merger Agreement”), by and among the Company, Sirius Group and Sirius Acquisitions Holding Company III, a wholly owned subsidiary of Sirius Group (“Merger Sub”), which, among other things, provided for the merger of Merger Sub with and into the Company (the “Merger” and, together with the other transactions described therein, the “Transaction”).  In connection with the consummation of the Transaction, the Company became a wholly owned subsidiary of Sirius Group and its name was changed to Sirius Acquisitions Holding Company III. The following agreements were entered into among the various parties to the Transaction:

Sponsor Letter

In connection with the Transaction, the Company entered into the letter agreement, dated as of June 23, 2018 (as amended by the Amendment, the “Sponsor Letter”), with Easterly Acquisition Sponsor, LLC (the “Sponsor”), Sirius Group and CM Bermuda Ltd. (“CM Bermuda”), pursuant to which, at the closing of the Merger, the Sponsor surrendered and the Company cancelled for no consideration 3,375,677 shares of the Company’s common stock and the 6,750,000 private placement warrants that were acquired by the Sponsor in a private placement concurrent with the closing of the Company’s initial public offering.  The Sponsor also agreed to pay or reimburse all liabilities and obligations of the Company due and owing or incurred at or prior to the closing of the Merger to the extent not repaid by the Company using unrestricted cash and up to $2,000,000 from the Trust Account, except for the $7,000,000 deferred underwriting fee, which amounts were paid using cash released from the Trust Account.

The foregoing description of the Sponsor Letter and the Amendment is qualified in its entirety by reference to the full text of the Sponsor Letter and the Amendment, copies of which are filed as Exhibit A to Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 5, 2018, the Transaction was completed pursuant to the terms of the Merger Agreement and Merger Sub merged with and into Company.  Pursuant to the terms of the Merger Agreement, at the effective time of the Merger the holders of shares of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (other than any redeemed shares) received 0.609 of a Sirius Group common share in exchange for each share of the Company’s common stock held by them.  As a result of the Transaction, the Company became a wholly-owned subsidiary of Sirius Group.

As a result of the Transaction, each of the Company’s outstanding warrants issued in the Company’s initial public offering ceased to represent a right to acquire shares of the Company’s common stock and instead represent the right to acquire 0.609 of a Sirius Group common share on the same terms as in effect immediately prior to the closing of the Transaction, except that the exercise price for each Sirius Group common share is equal to $18.88.

Immediately following the consummation of the Transaction, the issued and outstanding share capital of Sirius Group consisted of 115,125,225 Sirius Group common shares.  The Sirius Group common shares commenced trading on The Nasdaq Global Select Market under the ticker symbol “SG” on November 6, 2018.  Sirius Group has applied to list its public warrants on the OTCQX International market under the symbol “SGRPW”.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and the Amendment, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On November 5, 2018, in connection with the consummation of the Transaction, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had become effective and requested that Nasdaq file Notifications of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Forms 25 to notify the Securities and Exchange Commission (the “SEC”) that the Company’s common stock, warrants and units were to be delisted and deregistered under Section 12(b) of the Exchange Act.  As a result of the Merger having become effective, Nasdaq determined to permanently suspend trading of the Company’s common stock, warrants and units prior to the opening of trading on November 6, 2018. The deregistration will become effective 10 days from the filing of the Forms 25, which occurred on November 5, 2018.  The Company intends to file a Form 15 with the SEC in order to complete the deregistration of the Company’s securities under the Exchange Act.

Item 3.03.  Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.   Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Transaction, each of Darrell Crate, Avshalom Kalichstein, David Knowlton, Neil Medugno and Justin Tuck ceased to be a director of the Company.  Pursuant to the terms of the Merger Agreement, as a result of the Merger having become effective, Allan L. Waters, Kernan V. Oberting and Monica Cramér Manhem, the directors of Merger Sub, became the directors of the Company.

Also, in connection with consummation of the Merger, the following officers of the Company ceased to be officers of the Company: Avshalom Kalichstein, Chief Executive Officer, and Daniel Shea, Chief Financial Officer and Secretary.  Pursuant to the terms of the Merger Agreement, as a result of the Merger having become effective, Messrs. Ralph A. Salamone, President, Edward J. Park, Treasurer and Group Tax Director, and Robert Kuehn, Secretary, the officers of Merger Sub, became the officers of the Company in the same positions as they held previously.

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Transaction, at the effective time of the Merger and by virtue of the filing of the Certificate of Merger, the amended and restated certificate of incorporation of the Company was amended and restated to, among other things, change the name of the surviving corporation to “Sirius Acquisitions Holding Company III”, and the Company’s bylaws were amended and restated.  The certificate of incorporation and bylaws of the surviving corporation are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

On November 5, 2018, Sirius Group issued a press release announcing the closing of the Transaction.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The foregoing, Exhibit 99.1, and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

2.1+

Agreement and Plan of Merger, dated as of June 23, 2018, by and among Sirius International Insurance Group, Ltd., Easterly Acquisition Corp. and Sirius Acquisitions Holding Company III (incorporated by reference to Exhibit 2.1 filed with the Current Report on Form 8-K filed by the Company on June 25, 2018)

2.2

First Amendment to the Agreement and Plan of Merger and Sponsor Letter, dated as of August 29, 2018, by and among Sirius International Insurance Group, Ltd., Easterly Acquisition Corp., Sirius Acquisitions Holding Company III, CM Bermuda Ltd. and Easterly Acquisition Sponsor, LLC (incorporated by reference to Exhibit 2.1 filed with the Current Report on Form 8-K/A filed by the Company on September 25, 2018)

3.1	Certificate of Incorporation of Sirius Acquisitions Holding Company III

3.2	Bylaws of Sirius Acquisitions Holding Company III

99.1	Press Release, dated November 5, 2018.

+                 The exhibits and schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedules to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius Acquisitions Holding Company III

Date: November 7, 2018	By:	/s/ Allan L. Waters
	Name:	Allan L. Waters
	Title:	Chief Executive Officer